F’26 Q1 Financial Results Brady Corporation November 17, 2025

Forward-Looking Statements In this news release, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, income, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: increased cost of materials, labor, material shortages and supply chain disruptions, including as a result of tariffs or other impacts of the global trade environment; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; our ability to develop technologically advanced products that meet customer demands; Brady’s ability to identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; difficulties in protecting our websites, networks and systems against security breaches; extensive regulations by U.S. and non-U.S. governmental and self- regulatory entities; risks associated with the loss of key employees; litigation, including product liability claims; global climate change and environmental regulations; foreign currency fluctuations; changes in tax legislation and tax rates; potential write- offs of goodwill and other intangible assets; differing interests of voting and non-voting shareholders and changes in the regulatory and business environment around dual-class voting structures; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2025. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

Q1 F’26 Highlights 3 * Adjusted Diluted Earnings per Share is a non-GAAP measure. See appendix. Organic sales growth of 2.8%. Americas & Asia organic sales growth of 4.7%. Europe & Australia organic sales decline of 0.8%. Acquisition growth of 3.2%. Sales Growth GPM of 51.5% compared to 50.3% in Q1 of F’25. Gross profit in Q1 last year included purchase accounting adjustments related to the acquisition of Gravotech. Gross Profit Margin GAAP EPS of $1.13 in Q1 of F’26 vs. $0.97 in Q1 of F’25. Adjusted Diluted Earnings per Share* increased 8.0% to $1.21 in Q1 of F’26 compared to $1.12 in Q1 of F’25. Growth in Adjusted Diluted Earnings per Share* Paid dividends of $11.5M. Purchased 55,010 shares in Q1 of F’26 for $4.1M. In a net cash position of $66.8M at October 31, 2025. Returning Capital to our Shareholders

Sales Overview 4 Q1 F’26 SALES: Total sales increased 7.5%. Organic sales increased 2.8%. • Americas & Asia – Organic sales increased 4.7%. • Europe & Australia – Organic sales declined 0.8%. Foreign currency translation increased sales 1.5%. Acquisitions increased sales 3.2%. $323 $326 $337 $346 $332 $323 $343 $343 $377 $357 $383 $397 $405 $225 $250 $275 $300 $325 $350 $375 $400 $425 Q1 F'23 6.9% Q2 F'23 6.3% Q3 F'23 1.9% Q4 F'23 6.9% Q1 F'24 2.7% Q2 F'24 1.6% Q3 F'24 4.5% Q4 F'24 1.6% Q1 F'25 3.6% Q2 F'25 2.6% Q3 F'25 1.6% Q4 F'25 2.4% Q1 F'26 2.8%Organic Growth SALES (millions of USD) Q1 F’26 SALES COMMENTARY: Organic sales grew 3.7% in the Americas with growth in wire ID and product ID. Asia organic sales grew 11.9% with growth throughout the region. Organic sales declined 0.9% in Europe and increased 0.3% in Australia.

Gross Profit Margin 5 $155 $156 $170 $176 $172 $162 $177 $177 $190 $176 $195 $200 $209 48.1% 48.0% 50.3% 50.8% 51.7% 50.2% 51.6% 51.6% 50.3% 49.3% 51.0% 50.4% 51.5% 40% 42% 44% 46% 48% 50% 52% $100 $125 $150 $175 $200 $225 $250 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 Q2 F'25 Q3 F'25 Q4 F'25 Q1 F'26 GROSS PROFIT & GPM% (millions of USD) Q1 F’26 – GROSS PROFIT MARGIN: Gross profit margin of 51.5% compared to 50.3% in Q1 of F’25. The non-recurring impact of purchase accounting charges related to the acquisition of Gravotech reduced gross profit margin by approximately 110 basis points in Q1 of F’25.

SG&A Expense 6 Q1 F’26 – SG&A EXPENSE: SG&A expense decreased as a percent of sales when compared to Q1 last year primarily due to cost reduction actions taken in fiscal year 2025. We continue to focus on identifying and executing sustainable efficiency gains in order to offset cost increases, while making the necessary investments to drive future sales growth. $90 $92 $91 $97 $96 $91 $96 $93 $112 $106 $109 $118 $118 27.9% 28.3% 27.0% 28.2% 29.0% 28.3% 27.9% 27.2% 29.7% 29.7% 28.4% 29.7% 29.0% 22% 24% 26% 28% 30% 32% $75 $90 $105 $120 $135 $150 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 Q2 F'25 Q3 F'25 Q4 F'25 Q1 F'26 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD)

R&D Expense 7 Q1 F’26 – R&D EXPENSE: Investments in R&D continue to drive organic sales growth; F’25 acquisitions have a higher level of R&D as a percentage of sales. $13.9 $15.4 $15.7 $16.3 $15.7 $16.8 $17.7 $17.5 $18.9 $18.7 $19.2 $23.1 $23.3 4.3% 4.7% 4.7% 4.7% 4.7% 5.2% 5.1% 5.1% 5.0% 5.2% 5.0% 5.8% 5.7% 2.0% 3.0% 4.0% 5.0% 6.0% $10.0 $14.0 $18.0 $22.0 $26.0 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 Q2 F'25 Q3 F'25 Q4 F'25 Q1 F'26 R&D EXPENSE AND R&D EXPENSE AS A % OF SALES (millions of USD)

Income Before Income Taxes 8 $50.3 $48.5 $63.0 $63.8 $59.4 $55.8 $64.4 $68.2 $58.8 $52.0 $65.7 $60.5 $68.5 $10 $20 $30 $40 $50 $60 $70 Q1 F'23 12.6% Q2 F'23 15.4% Q3 F'23 23.0% Q4 F'23 18.2% Q1 F'24 18.0% Q2 F'24 15.1% Q3 F'24 2.2% Q4 F'24 6.9% Q1 F'25 (1.0%) Q2 F'25 (6.8%) Q3 F'25 2.1% Q4 F'25 (11.3%) Q1 F'26 16.5% * Adjusted Income Before Income Taxes is a non-GAAP measure. See appendix. (millions of USD)INCOME BEFORE INCOME TAXES (GAAP) Q1 F’26 – INCOME BEFORE INCOME TAXES: GAAP Income before income taxes increased 16.5% to $68.5M in Q1 of F’26 compared to $58.8M in Q1 of F’25. Adjusted Income Before Income Taxes* increased 7.6% to $73.8M in Q1 of F’26 compared to $68.6M in Q1 of F’25. Year-on-Year Growth (Decline)

9

# Net Income & Diluted EPS

## NET INCOME (GAAP)

(millions of USD)


$60
$50
$40
$30
$20
$39.4
$38.0
$48.1
$49.4
$47.2
$43.6
$50.9
$55.5
$46.8
$40.3
$52.3
$49.9
$53.9
Q1 F'23
Q2 F'23
Q3 F'23
Q4 F'23
Q1 F'24
Q2 F'24
Q3 F'24
Q4 F'24
Q1 F'25
Q2 F'25
Q3 F'25
Q4 F'25
Q1 F'26

## DILUTED EPS (GAAP)


$1.20
$1.00
$0.80
$0.60
$0.40
$0.79
$0.76
$0.96
$1.00
$0.97
$0.90
$1.05
$1.15
$0.97
$0.83
$1.09
$1.04
$1.13
Q1 F'23
Q2 F'23
Q3 F'23
Q4 F'23
Q1 F'24
Q2 F'24
Q3 F'24
Q4 F'24
Q1 F'25
Q2 F'25
Q3 F'25
Q4 F'25
Q1 F'26

## Q1 F’26 – NET INCOME & DILUTED EPS:

- GAAP Net Income was $53.9M in Q1 of F’26 compared to $46.8M in Q1 of F’25.
  - Adjusted Net Income* was $58.0M in Q1 of F’26 compared to $54.2M in Q1 of F’25 (increased 7.1%).
- GAAP Diluted EPS was $1.13 in Q1 of F’26 compared to $0.97 in Q1 of F’25.
  - Adjusted Diluted EPS* was $1.21 in Q1 of F’26 compared to $1.12 in Q1 of F’25 (increased 8.0%).

* Adjusted Net Income and Adjusted Diluted EPS are non-GAAP measures. See appendix.

Cash Generation 10 CASH FLOW FROM OPERATING ACTIVITIES $28.0 $29.4 $72.5 $79.3 $62.3 $36.1 $72.7 $84.0 $23.4 $39.6 $59.9 $58.3 $33.4 -$5 $20 $45 $70 $95 Q1 F'23 71% Q2 F'23 77% Q3 F'23 151% Q4 F'23 161% Q1 F'24 132% Q2 F'24 83% Q3 F'24 143% Q4 F'24 151% Q1 F'25 50% Q2 F'25 98% Q3 F'25 115% Q4 F'25 117% Q1 F'26 62%% of Net Income CASH FLOWS IN Q1 OF F’26: Overview: Cash flow from operating activities was $33.4M in Q1 of F’26 vs. $23.4M in Q1 of F’25. Free cash flow* was $22.4M in Q1 of F’26 compared to $16.1M in Q1 of F’25. Returning Funds to our Shareholders: In Q1 of F’26, we returned a total of $15.6M to our shareholders in the form of dividends and share buybacks. Dividends – Increased our annual dividend for the 40th consecutive year. Share Buybacks – Repurchased 55k shares in Q1 of F’26 for $4.1M (average price of $73.69/share). * Free cash flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. (millions of USD) (millions of USD) 3 Mos. Ended Oct. 31, 2025 3 Mos. Ended Oct. 31, 2024 Cash Balance - Beginning of Period 174.3$ 250.1$ Cash Flow from Operating Activities 33.4 23.4 Capital Expenditures (11.0) (7.3) Dividends (11.5) (11.4) Share Repurchases (4.1) - Business Acquisitions (17.4) (140.6) Debt Borrowings 16.1 25.7 Effect of Exchange Rates on Cash 0.7 1.8 Other 2.2 4.0 Cash Balance - End of Period 182.7$ 145.7$

Net Cash 11 STRONG BALANCE SHEET: October 31, 2025 cash = $182.7M. October 31, 2025 debt = $115.9M. Balance sheet provides flexibility for future organic investments and strategic M&A. $15 $31 $84 $102 $123 $96 $97 $159 $29 $51 $49 $75 $67 $0 $50 $100 $150 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 Q2 F'25 Q3 F'25 Q4 F'25 Q1 F'26 NET CASH (millions of USD)

F’26 Updated Diluted EPS Guidance GAAP Diluted EPS $4.57 to $4.82 (+16.0% to +22.3% vs. F’25) F’26 Adjusted Diluted EPS* $4.90 to $5.15 (+6.5% to +12.0% vs. F’25) Guidance Assumptions: Organic sales growth in the low-single digit percentages. Full-year income tax rate of approximately 21%. Foreign currency exchange rates as of October 31, 2025. Depreciation and amortization expense of approximately $44M. Capital expenditures of approximately $40M. 12 * Adjusted Diluted EPS is a non-GAAP measure. See appendix.

Americas & Asia 13 • Revenues increased 9.6% in Q1 of F’26: • Organic growth = + 4.7%. • Acquisition = + 4.9%. • Organic sales grew 3.7% in the Americas with growth in wire ID and product ID. • Organic sales grew 11.9% in Asia with growth throughout the region. • Growth in segment profit due to organic sales growth in higher gross margin product lines. Q1 of F’25 segment profit included acquisition-related costs and purchase accounting adjustments. Q1 F’26 SUMMARY:Q1 F’26 vs. Q1 F’25 (millions of USD) $222 $212 $225 $228 $245 $234 $254 $261 $269 23% 21% 22% 23% 22% 20% 23% 20% 22% 0% 5% 10% 15% 20% 25% $100 $150 $200 $250 $300 $350 Q1 F'24 3.3% - (1.9%) Q2 F'24 1.2% 0.1% (5.1%) Q3 F'24 4.5% (0.1%) (3.5%) Q4 F'24 3.4% (0.8%) (2.2%) Q1 F'25 5.1% (0.2%) 5.8% Q2 F'25 4.3% (1.4%) 7.6% Q3 F'25 5.4% (1.1%) 8.6% Q4 F'25 4.3% - 9.8% Q1 F'26 4.7% - 4.9% SALES & SEGMENT PROFIT % (millions of USD) Q1 F’26 Q1 F’25 Change Sales $ 268.9 $ 245.4 + 9.6% Segment Profit 59.9 54.9 + 9.0% Segment Profit % 22.3% 22.4% - 10 bps • Mid-single digit organic sales growth in F’26. • Growth in segment profit excluding amortization. OUTLOOK: Organic For. Curr. Acq. & Div.

Europe & Australia 14 • Revenues increased 3.6% in Q1 of F’26: • Organic decline = (0.8%). • Fx increase = + 4.4%. • Organic sales declined 0.9% in Europe and grew 0.3% in Australia. • Segment profit increased due to cost reduction actions from fiscal year 2025. Q1 of F’25 segment profit included acquisition-related costs and purchase accounting adjustments. Q1 F’26 SUMMARY:Q1 F’26 vs. Q1 F’25 (millions of USD) $110 $111 $119 $115 $132 $123 $129 $136 $136 15% 14% 16% 17% 10% 9% 14% 11% 14% 0% 5% 10% 15% 20% $50 $100 $150 $200 $250 Q1 F'24 1.4% 4.6% - Q2 F'24 2.5% 2.0% - Q3 F'24 4.4% (0.6%) - Q4 F'24 (1.8%) (1.2%) - Q1 F'25 0.7% 3.6% 15.0% Q2 F'25 (0.8%) (3.6%) 15.1% Q3 F'25 (5.4%) (0.1%) 14.2% Q4 F'25 (1.3%) 5.7% 14.4% Q1 F'26 (0.8%) 4.4% - SALES & SEGMENT PROFIT % Q1 F’26 Q1 F’25 Change Sales $ 136.4 $ 131.6 + 3.6% Segment Profit 18.7 13.1 + 42.8% Segment Profit % 13.7% 10.0% + 370 bps Organic For. Curr. Acquisitions • Low-single digit organic sales growth in F’26. • Growth in segment profit excluding amortization. OUTLOOK: (millions of USD)

Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors 15

Appendix GAAP to Non-GAAP Reconciliations

Non-GAAP Reconciliations 17 2025 2024 68,476$ 58,800$ Amortization expense 5,341 4,713 Non-recurring acquisition-related costs and other expenses - 5,059 73,817$ 68,572$ 2025 2024 14,540$ 12,017$ Amortization expense 1,289 1,133 Non-recurring acquisition-related costs and other expenses - 1,265 15,829$ 14,415$ GAAP to NON-GAAP MEASURES Adjusted Income Before Income Taxes: (Unaudited; Dollars in Thousands, Except Per Share Amounts) Brady is presenting the non-GAAP measure, "Adjusted Income Before Income Taxes." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes to the non-GAAP measure of Adjusted Income Before Income Taxes: Three months ended October 31, Income before income taxes (GAAP measure) In accordance with the U.S. Securities and Exchange Commission’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure. Adjusted Income Tax Expense (non-GAAP measure) Adjusted Income Before Income Taxes (non-GAAP measure) Income tax expense (GAAP measure) Adjusted Income Tax Expense: Brady is presenting the non-GAAP measure, "Adjusted Income Tax Expense." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Adjusted Income Tax Expense: Three months ended October 31,

Non-GAAP Reconciliations 18 2025 2024 53,936$ 46,783$ Amortization expense 4,052 3,580 Non-recurring acquisition-related costs and other expenses - 3,794 57,988$ 54,157$ 2025 2024 $ 1.13 $ 0.97 Amortization expense 0.08 0.07 Non-recurring acquisition-related costs and other expenses - 0.08 1.21$ 1.12$ Diluted EPS Excluding Certain Items Guidance: Low High Earnings per diluted Class A Common Share (GAAP measure) $ 4.57 $ 4.82 Amortization expense 0.33 0.33 Adjusted Diluted EPS (non-GAAP measure) 4.90$ 5.15$ Fiscal 2026 Expectations Adjusted Diluted EPS (non-GAAP measure) Adjusted Net Income (non-GAAP measure) Brady is presenting the non-GAAP measure, "Adjusted Net Income." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Adjusted Net Income: Net income (GAAP measure) Adjusted Diluted EPS: Three months ended October 31, Net income per Class A Nonvoting Common Share (GAAP measure) Three months ended October 31, Brady is presenting the non-GAAP measure, "Adjusted Diluted EPS." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Adjusted Diluted EPS (Note that certain amounts will not foot due to rounding): GAAP to NON-GAAP MEASURES (Unaudited; Dollars in Thousands, Except Per Share Amounts) Adjusted Net Income: In accordance with the U.S. Securities and Exchange Commission’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.